Exhibit 99

Haber Inc. Has Reached a Settlement of Administrative Proceedings with the SEC, Explores Guyana Opportunities, and Terminates All Activities in Zimbabwe and Ghana

ARLINGTON, Mass.--(BUSINESS WIRE)--July 22, 2011--Haber, Inc (“Haber”), (OTC: HABE), a Delaware corporation headquartered in Arlington, Mass., with proprietary technologies in the separations sciences and environmentally friendly processing of gold bearing ores, announced that it has reached a settlement with the SEC for failure to keep its financials current. Also the Company explores Guyana opportunities and terminates all activities in Zimbabwe and Ghana.

I. SEC Settlement

Haber Inc. has settled SEC Administrative Proceedings against the Company for failure to meet its financial reporting requirements by accepting the revocation of registration of the Company’s common stock and preferred stock. This action was necessitated by the inability of the Company to secure adequate funding and the services of an auditing firm in the time available for the Company to achieve full SEC disclosure compliance.

A significant result of this SEC settlement is that broker-dealers registered with the SEC are prohibited by SEC rule from entering any buy or sell quotations on Haber stock on any interdealer quotation system (as defined by the SEC). But it is Company management’s understanding that neither the SEC settlement nor any SEC rule prohibits Company stockholders from buying and selling shares of Company stock among themselves, nor do they adversely affect the continuing legal rights of Company shareholders. And neither the SEC settlement nor any SEC rule has any adverse effect on the Company’s technologies or its ability and efforts to commercialize them (though the fact that the Company’s stock is not actively trading may have a negative impact on Company fundraising activities in some cases).

Notwithstanding the SEC settlement, Company management is actively considering two options to facilitate the resumption of active trading in the Company’s stock by the professional brokerage community. The first option is for the Company to arrange for a brokerage firm to sponsor trading of the Company’s stock in the Pink Sheets trading system operated by OTC Markets Group, Inc. This option will require that the Company prepare a disclosure document (including unaudited financial statements), to be delivered to the selected brokerage firm for filing by the firm with the Financial Industry Regulatory Authority (FINRA) for approval. While the Company has identified prospective brokerage firms to work with in this effort, Company management cannot assure that it will be successful in engaging a brokerage firm to make this filing (and to subsequently make a market in the Company’s stock), nor any assurance that FINRA will approve the Company’s disclosure filing on a timely basis, or at all.

The second option is for the Company to file with the SEC a new application to register the Company’s stock under the Federal securities laws, which the Company will be in a position to undertake once it is able to obtain audited financial statements for the required years. The settlement with the SEC does not preclude the Company from filing such a new registration application, but Company management cannot assure when it will be able to obtain the required funding to complete the required audited financial statements, nor when the SEC might approve any such registration application that the Company would file.

As Company management would like to facilitate the resumption of active trading by brokers in the Company’s stock at the earliest practicable time, the Company’s CFO is actively working to complete the Company’s unaudited financial statements through the period ending May 31, 2011. These financial statements will be needed if the Company elects to pursue the FINRA filing option, and they will be the financial statements subject to audit should the Company elect to pursue the SEC filing and registration option.

During this restricted trading period all information relative to on-going Company activities will be made available on the Company’s website at www.habercorp.com. All Company stockholders are urged to regularly visit the Company’s web site to be fully informed of the Company’s activities.

II. Guyana Opportunity

Albert Conti, the Company’s CEO, and Dan Dajie, the Company’s Chief Technical Officer, are planning to return to the Republic of Guyana in August 2011 to conduct various gold extraction and recovery demonstrations using Haber’s hydrometallurgical “green” gold recovery technologies on a number of ores from various mining companies in the country. These technology demonstrations are expected to be conducted in Georgetown at Guyana University for the benefit of the Government and certain private mining companies, and planning is underway for separate technology demonstrations to be conducted in the country’s interior for the benefit of small scale miners. It is expected that the Government’s assay laboratories of the Guyana Gold Mining Association will perform all assays and report on the results. Company management cannot give any assurance that the Company will be able to successfully enter into a mining venture in Guyana, or that any such venture will be profitable.

III. Termination of Zimbabwe Activities

The Company announces that the Haber Geobase Africa Minerals Company joint venture in Zimbabwe has been terminated because the Company’s joint venture partner, Geobase Minerals Inc., was unsuccessful in securing the necessary funding to begin operations in Zimbabwe as required under the terms of the joint venture agreement. Haber does not expect to seek or pursue additional opportunities in Zimbabwe unless and until the political climate in the country becomes more secure and predictable.

IV. Termination of Ghana Activities

The Company also announces that all project development activities in Ghana have been terminated, including the Company’s joint venture with Etruscan Resources Inc. Under the terms of the joint venture agreement, Etruscan conducted preliminary explorations of the Ghana concessions but the areas investigated did not show sufficient potential to warrant further evaluation, and Etruscan relinquished its 50% joint venture interest in the Ghana concessions to Haber. Haber has concluded, based on the initial exploration results and the significant financial maintenance requirements, that it was not prudent to continue holding the Ghana concessions, and the Company has therefore relinquished them. Unlike Zimbabwe, however, Haber remains interested in considering mining opportunities in Ghana, and intends to pursue suitable opportunities in the country when presented and as Company time and resources permit.

V. Other Activities

The Company continues to receive significant interest in its “green” gold extraction and recovery technologies from a number of gold mining companies and individuals, who are at various stages of performing due diligence on the Companies technologies. In support of these due diligence efforts the Company is scheduling additional technology demonstrations on various supplied gold ore materials during July and August at the Company’s Massachusetts plant facility.

The Company hopes at the conclusion of this due diligence process, if successful, that there will be sufficient interest in the Company’s technologies to enable the Company to enter into a profitable commercial relationship with one or more of these interested parties. Company management can give no assurance, however, that this will be the case.

About Haber, Inc.

Haber, Inc. is a high technology process development company with proprietary technologies in extractive metallurgy and electrochemical separations. The Company has developed the environmentally friendly Haber Gold Process Four (HGP4) technologies, including sulfide reduction processes, gold extraction and recovery processes, and the associated “Aladdin” proprietary processing equipment. For more information, call Florence Tambone, 617-710-1598, or visit the Company’s website at http://www.habercorp.com.

Safe Harbor Statement

Any statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve risks and uncertainties. Forward-looking statements include statements concerning plans, opportunities, objectives, goals, strategies, future events or performance and underlying assumptions. These statements are subject to uncertainties and risks including, but not limited to, economic conditions, the impact of competition and pricing, government regulation, and other risks. All forward-looking statements made by or on behalf of Haber Inc. are qualified. Haber Inc. disclaims any obligations to update any forward-looking statements to reflect events or circumstances after the date hereof.

CONTACT:
Haber
Florence Tambone, 617-710-1598